[GRAPHIC OMITTED][GRAPHIC OMITTED]

The Advisor's Investment Report
January 29, 2001

Dear Shareholders,

With more than six months of correction in both the S&P 500 Index and the NASDAQ Composite Index already passed, we thought it opportune timing to establish initial investment positions in the Kit Cole Strategic Growth Fund in early November. At the point we began investing, mutual fund tax selling was over, the S&P 500 Index had fallen 7.74% from its peak in March, and the NASDAQ Composite Index was down a dramatic 35.99% from its March peak. Many shares were down even more significantly from past highs, leaving numerous values to be found. In addition, as we entered the fourth quarter of 2000, we expected the Federal Reserve to lower rates, an action that historically has set the stage for substantial market rallies.

Although we held a sizeable amount of cash aside, our initial share purchases in early November proved to be premature. The uncertainty created by delays in the presidential election process, along with only a late-year shift to a neutral rate bias at the Federal Reserve, extended stock-market declines in all but the most defensive shares. We believe that if the Fed had lowered rates during the extended presidential election period, stock declines would have reversed themselves and stock market advances would have been swift. Without this action, uncertainty translated itself into purchasing restraint both by individuals and corporations alike.

By mid-November corporations began to see new orders cancelled and levels of orders drop off dramatically. This turn of events caught corporate managers off guard, causing them to reduce their near-term earnings forecasts and future purchasing decisions. Shortly thereafter, investors began to hear companies pre-announce earnings shortfalls and reduce business expectations for the upcoming reporting period. This news added to normal year-end tax selling and resulted in stock prices continuing to fall lower.

During this period, only the most defensive stocks and sectors posted share price advances. The Fund's exposure to these areas limited its decline in relation to the broad index of growth-oriented shares. As of December 31, 2000, the Fund's performance since its inception date (November 1, 2000) was a decline of 13.24%, which compares favorably with the 18.69% decline in its peer group, the Russell Growth Index, for the same period. The Fund, however, fell behind the 7.64% decline in the S&P 500 Index for this period, which represents the broader market basket of stocks.

The volatility of the past year has left some investors wondering if the bull market is over. We think not. Capitulation, in the form of massive and relentless selling, such as that experienced during the fourth quarter of 2000 and early 2001, is often a sign of the bottom of a decline. It is our view that a number of positives were and still are being overlooked. As investors shift focus to these areas, we expect a return of investor confidence and a return to stock market advances. These positives include:

1. STRONG HISTORICAL MARKET PERFORMANCE POST FED EASING
On January 3, 2001, the Federal Reserve unexpectedly lowered interest rates between meetings by one half of one percentage point. This seemed to signal recognition by the Fed of excessive slowing of the economy and a change of heart from its decision to hold rates steady in December. This action resulted in an explosive stock market rally, with some shares registering double-digit gains in a single day.

History tells us that one of the best times to be invested in stocks is when the Fed is lowering interest rates. Of the past seven times the Fed has been in an interest-lowering mode, the market has advanced during the year following the first cut in the discount rate on all occasions. On average the S&P 500 Index rose 19.75% the year following the first rate cut and the NASDAQ Composite Index increased an even stronger 29.90%. Excluding 1981, when the economy moved into recession, average advances were 21.77% and 33.59% in the S&P 500 Index and NASDAQ Composite Index, respectively.

With the first easing by the Federal Reserve early this year, we believe that an inflection point has been reached. Investors appear to be selling shares of the more defensive stocks and purchasing the deeply discounted technology and retailing stocks, many of which we believe have now become very good investment values. These stocks also tend to rise in price once the Fed starts easing on the expectation of stronger growth ahead. Now that the Federal Reserve has begun to lower rates and re-ignite the economy, corporate managers can more confidently and accurately plan for the future. Many technology firms, for example, reported caution on the part of their customers in late December, leading to a pullback in demand and a lack of visibility for these technology providers. This caution should reverse itself as lower interest rates reaccelerate economic growth and we expect to see a resurgence of demand in the technology sector later this year.

2. LITTLE RISK OF RECESSION
The word recession is still being heard throughout media coverage of the market and economy. We believe that the Federal Reserve still has a tremendous amount of room to move, in order to avert recession. The Fed Funds rate now stands at 6.0%, leaving real rates (interest rate less inflation) well above their long-term average. If the Federal Reserve felt the need, it could move quickly and aggressively to add liquidity and strength to the U.S. economy. Most economists expect at least another half percentage-point cut in rates in the near future, a view with which we agree. Inflation, which has been the main reason for the Federal Reserve's hesitancy to cut rates, was minimal in December. We believe this could push them to cut rates again at their next meeting, in the face of manufacturing sector weakness.

3. POSITIVES FOR THE CONSUMER
There are several positives for the consumer that point toward accelerated spending ahead.

Continued Low Unemployment
Unemployment remains at a near-historic low of 4.0%, which leaves the consumer in a position of strength. This is up just slightly from the all-time low of 3.9% in September and October. While Internet-related companies are closing operations, others, such as the pharmaceutical firms, are adding to their sales forces.

Another Round of Refinancing
With the 30-year fixed rate moving toward 7.00%, many homeowners will have the chance to shift into lower-rate loans and reduce their monthly payments. This will put more money in the pockets of consumers and is another area that should contribute to strengthen consumer spending this year.

Falling Oil Prices
High oil prices have been negatively impacting corporate earnings worldwide, as well as adding pressure to consumer spending. Oil prices are now down more than 20% since their high a few months ago, a positive for future global economic and corporate growth trends, as well as consumer spending.

4. CASH READY ON THE SIDELINES
Both mutual funds and households have increased cash holdings over the past several months. By late 2000, cash holdings across mutual funds rose to 6.5% - well above levels reported over the past few years. Once the market settles, we expect this cash to quickly find its way back into equity investments, leading to higher stock prices.

5. A RISING EURO
The euro hit an all-time low of $0.83 per euro in late December, after falling from $1.03 at the beginning of the year. This free-fall in the euro was becoming an international concern, as it threatened to curb European economic growth. Since that time, the euro has risen more than 10% versus the dollar, due in part to a lowering of interest rates in the U.S., as well as the onset of a slowing U.S. economy. This should help European growth going forward and boost global growth. In addition, corporations in the United States doing business globally, which have been negatively impacted by the strong dollar, will realize higher sales and profits as the euro rises versus the dollar.

MOVING INTO 2001 AND BEYOND
Given the above reasons to be positive in the near-term, along with positive long-term investment themes of strong productivity gains, global economic growth, and low inflation, we expect stock markets worldwide to return to better investment performance in the year 2001 and beyond.

We believe that the market has reached an inflection point. The first cut in interest rates has made us optimistic about the prospects for the market in 2001 for good reason and we believe the Kit Cole Strategic Growth Fund is well positioned to capitalize on the turn in the market. In the year following the first cut in interest rates in 1996, 23 of the top 50 performing stocks in the S&P 500 Index were technology firms, 15 were financial institutions, and 11 were retailers. We are well represented in these historically opportune areas. As a hedge we also continue to hold some defensive shares in the healthcare and basic industries areas, which should support performance in the event the Federal Reserve again delays interest rate cuts. In the meantime, we will continue to upgrade our holdings as events unfold and we look forward to a strong 2001.

[OBJECT OMITTED]
Kit M. Cole
Portfolio Manager
Kit Cole Strategic Growth Fund

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Sector weightings are subject to change at any time and are not recommendations to buy or sell any security.

This material is authorized for use only when preceded or accompanied by an effective prospectus. Please read the prospectus carefully before you invest or send money.

Quasar Distributors, LLC, Distributor


Schedule of Investments
December 31, 2000
(Unaudited)

   Number of                                                            Market
     Shares                                                             Value
                  COMMON STOCK - 93.06%

                  BASIC INDUSTRIES - 7.72%
                  Aerospace and Equipment - 2.05%
           2,000  The Boeing Company                              $    132,000
                                                                     -----------
                  Diversified - 3.71%
           5,000  General Electric Company                             239,687
                                                                     -----------

                  Homebuilding - 1.96%
           3,000  Pulte Corporation                                    126,563
                                                                     -----------

                  BASIC INDUSTRIES Total                               498,250
                                                                     -----------

                  CONSUMER CYCLICALS - 1.77%
                  Retail, Furniture, Household - 1.77%
           2,500  The Home Depot, Inc.                                 114,219
                                                                     -----------

                  CONSUMER CYCLICALS Total                             114,219
                                                                     -----------

                  ENERGY - 4.52%
                  Oil Miscellaneous - 2.42%
           2,200  Anadarko Petroleum Corporation                       156,376
                                                                     -----------

                  Electric Utilities - 2.10%
           3,000  Calpine Corporation*                                 135,187
                                                                     -----------

                  ENERGY Total                                         291,563
                                                                     -----------

                  FINANCE - 11.00%
                  Financial Services, Business - 1.99%
           1,200  The Goldman Sachs Group, Inc.                        128,325
                                                                     -----------

                  Financial Services, Personal - 9.01%
           2,600  Household International, Inc.                        143,000
           3,200  Providian Financial Corporation                      184,000
           4,800  Washington Mutual, Inc.                              254,700
                                                                     -----------
                                                                       581,700
                                                                     -----------
                  FINANCE Total                                        710,025
                                                                     -----------

                  HEALTH CARE - 29.68%
                  Biotechnology - 11.21%
           2,400  Abgenix, Inc.*                                       141,750
           1,300  Affymetrix, Inc.*                                     96,769
           2,500  Human Genome Sciences, Inc.*                         173,281
           2,500  Inhale Therapeutic Systems, Inc.*                    126,250
           3,000  Millennium Pharmaceuticals, Inc.*                    185,625
                                                                     -----------
                                                                       723,675

                  Health Care Services - 16.28%
           5,000  HCA - The Healthcare Company                         220,050
           5,300  Tenet Healthcare Corporation*                        235,519
           5,000  UnitedHealth Group Incorporated                      306,875
           2,500  Wellpoint Health Networks Inc.*                      288,125
                                                                     -----------
                                                                       1,050,569

                  Medical Technology - 2.19%
           1,600  Baxter International Inc.                            141,300
                                                                     -----------

                  HEALTH CARE Total                                    1,915,544
                                                                     -----------

                  TECHNOLOGY - 34.78%
                  Computer Hardware - 5.80%
           2,900  Network Appliance, Inc.*                             186,144
           1,500  EMC Corporation*                                      99,750
             700  Juniper Networks, Inc.*                               88,244
                                                                     -----------
                                                                       374,138

                  Computer Software - 10.39%
           3,300  Adobe Systems Incorporated                           192,019
           2,200  E.piphany, Inc.*                                     118,662
           3,000  Intuit Inc.*                                         118,312
           4,000  Micromuse Inc.*                                      241,437
                                                                     -----------
                                                                       670,430

                  Electronic Components, Miscellaneous - 5.53%
           4,400  Flextronics International Ltd.*                      125,400
           4,900  Jabil Circuit, Inc.*                                 124,338
           1,400  Sanmina Corporation*                                 107,275
                                                                     -----------
                                                                       357,013

                  Internet and Related - 13.06%
           2,400  America Online, Inc.*                                 83,520
           2,700  Ariba, Inc.*                                         144,787
           3,000  Commerce One, Inc.*                                   75,937
          11,200  Exodus Communications, Inc.*                         224,000
           3,000  Inktomi Corporation*                                  53,625
           5,500  Retek Inc.*                                          134,063
          10,000  VerticalNet, Inc.*                                    66,563
           2,000  Yahoo! Inc.*                                          60,125
                                                                     -----------
                                                                       842,620
                                                                     -----------

                  TECHNOLOGY Total                                     2,244,201
                                                                     -----------

                  TELECOMMUNICATIONS - 3.59%
                  Telecommunications Equipment - 3.59%
           4,000  JDS Uniphase Corporation*                            166,750
           2,300  Palm, Inc.*                                           65,119
                                                                     -----------

                  TELECOMMUNICATIONS Total                             231,869
                                                                     -----------

                  COMMON STOCK Total (Cost $6,823,603)              $6,005,671
                                                                     ===========

    Principal                                                           Market
     Amount                                                             Value
                  VARIABLE RATE DEMAND NOTES  # - 6.07%


          53,820  American Family Financial Services, Inc., 6.2353%     $53,820
         156,748  Sara Lee Corporation, 6.2463%                         156,748
         131,151  Wisconsin Corporate Central Credit Union, 6.3163%     131,151
          50,000  Wisconsin Electric Power Company, 6.2352%              50,000
                                                                     -----------

                  Total variable rate demand notes (Cost $391,719)      391,719
                                                                     ----------

                  Total investments - 99.13% (Cost $7,215,322)        6,397,390
                                                                     -----------

                  Other Assets in Excess of Liabilities - 0.87%          56,203
                                                                     -----------

                  Total Net Assets - 100.00%                           6,453,593
                                                                     ===========

* Non-income producing security.


# Variable rate demand notes are considered short-term obligations and are payable on demand at the market value. The interest rates change periodically at specified dates. The rates shown are as of December 31, 2000.


                See accompanying Notes to the Financial Statements.


Kit Cole Strategic Growth Fund
Statement of Assets and Liabilities
December 31, 2000 (Unaudited)

   ASSETS:
   Investments in securities, at market value (cost: $7,215,322)     $ 6,397,390
   Accrued dividends and interest                                          6,305
   Receivable from Advisor                                                 6,433
   Receivable for fund shares sold                                        50,522
   Prepaid assets                                                         24,405
                                                                       ---------
   Total assets                                                      $ 6,485,055
                                                                       =========

   LIABILITIES:
   Accrued expenses                                                       30,425
   Payable for securities purchased                                        1,037
                                                                       ---------
   Total liabilities                                                      31,462
                                                                       ---------
   Net assets applicable to outstanding capital stock                $ 6,453,593
                                                                       =========
   NET ASSETS CONSIST OF:
   Capital stock                                                      7,398,091
   Accumulated undistributed net investment loss                         (3,647)
   Accumulated undistributed net realized loss on investments          (122,919)
   Unrealized depreciation on investments                              (817,932)
                                                                       ---------
   Total Net Assets                                                  $ 6,453,593
                                                                       =========
   Shares outstanding (unlimited shares of no par value authorized)      745,187
                                                                       ---------
   Net asset value, offering and redemption price per share          $      8.66
                                                                       =========

   See accompanying Notes to the Financial Statements.

Kit Cole Strategic Growth Fund
Statement of Operations
For the Period of November 7, 20001 through December 31, 2000  (Unaudited)

             INVESTMENT INCOME:
             Dividend income                                         $     3,482
             Interest income                                              12,363
                                                                       ---------
             Total investment income                                      15,845
                                                                       ---------

             EXPENSES:
             Advisory fee                                                 12,182
             Administration fees                                           8,748
             Professional fees                                             8,046
             Shareholder servicing fees and expenses                       4,428
             Fund accounting fees                                          3,564
             Distribution (12b-1) fees                                     2,437
             Federal and state registration                                1,620
             Reports to shareholders                                         972
             Trustees fees and expenses                                      810
             Custody fees                                                    756
             Other expenses                                                  270
                                                                       --------

             Total expenses before Advisor reimbursement                  43,833
             Less fees and expenses reimbursed and waived by Advisor    (24,341)
                                                                       ---------
             Net expenses                                                 19,492
                                                                       ---------
             Net investment loss                                         (3,647)
                                                                       ---------

             NET REALIZED AND UNREALIZED GAINS :

             Net realized loss on investments                          (122,919)
             Net change in unrealized depreciation on investments      (817,932)
                                                                       ---------
             Net realized and unrealized loss on investment securities (940,851)
                                                                       ---------

             Net decrease in net assets resulting from operations   $  (944,498)
                                                                       =========

             (1)Commencement of operations.

               See accompanying Notes to the Financial Statements.


Kit Cole Strategic Growth Fund
Statement of Changes in Net Assets
                                                             November 7, 2000(1)
                                                                   through
                                                             December 31, 2000
                                                                 (Unaudited)
                                                             -------------------

            OPERATIONS:
            Net investment loss                                      $   (3,647)
            Net realized loss on investments                           (122,919)
            Net change in unrealized depreciation on investments       (817,932)
                                                                       ---------
            Net decrease in assets resulting from operations           (944,498)
                                                                       ---------

            CAPITAL SHARE TRANSACTIONS:
            Proceeds from shares sold                                  7,308,173
            Cost of shares redeemed                                     (10,082)
                                                                       ---------

            Net increase in net assets from capital share transactions 7,298,091
                                                                       ---------

            TOTAL INCREASE IN NET ASSETS                               6,353,593
                                                                       ---------

            NET ASSETS:
            Beginning of period                                      $  100,000
                                                                       ---------

            End of period                                            $ 6,453,593
                                                                       =========

            (1)Commencement of operations.

Kit Cole Strategic Growth Fund
Financial Highlights
                                                             November 7, 2000(1)
Per share data for a share of capital stock                       through
outstanding for the entire period and                        December 31, 2000
selected information for the period are as follows:              (Unaudited)

NET ASSET VALUE
    Beginning of period                                              $    10.00
                                                                     -----------
OPERATIONS
    Net investment loss                                                  (0.01)2
    Net realized and unrealized loss                                     (1.33)
                                                                     ----------
           Total from operations                                         (1.34)
                                                                     ----------
NET ASSET VALUE
    End of period                                                    $      8.66
                                                                     ===========

Total return                                                            -13.40%3

Net assets at end of period (000s omitted)                           $     6,454

RATIO OF EXPENSES TO AVERAGE NET ASSETS
    Before expense reimbursement                                          4.50%4
    After expense reimbursement                                           2.00%4

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
    Before expense reimbursement                                         -2.87%4
    After expense reimbursement                                          -0.37%4

    Portfolio turnover rate                                               16.00%


(1)Commencement of operations.
(2)Net investment loss per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)Not annualized.
(4)Annualized.


Notes to the Financial Statements
For the Period Ended December 31, 2000 (Unaudited)

1. ORGANIZATION       The Kit Cole Strategic Growth Fund (the "Fund") is a
                      series of Kit Cole Investment Trust (the "Trust"), a business trust organized on March 27, 2000 in the state of Delaware and registered under the Investment
                      Company Act of 1940, as amended (the "1940 Act"), as an open-end non-diversified management investment company. Kit Cole Strategic Growth Fund is currently the only series of the Trust. The Fund commenced operations on November 7, 2000. Kit Cole Investment
                      Advisory Services serves as the investment Advisor
                      (the "Advisor") for the Fund and is responsible for managing the Fund's portfolio of securities.

2. SIGNIFICANT        a) Organization and Prepaid Initial Registration Expenses
   ACCOUNTING         Expenses incurred by the Trust in connection with the
   POLICIES           organization and the initial public offering of shares
                      were expensed as incurred and are subject to the Fund's
                      cap on operating  expenses (see Note 3). These expenses
                      were advanced by the  Advisor,  and the Advisor has agreed to voluntarily reimburse the Fund for these expenses,
                      subject to potential  recovery (see Note 3).  Prepaid
                      initial   registration   expenses  are  deferred  and
                      amortized over the period of benefit.

                      b) Investment Valuation
                      Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of most recent quoted bid and ask prices. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. Corporate bonds, U.S. Government securities and money market instruments are valued at the close of the NYSE. The value of these securities used in computing the NAV of each class is determined as of such time. Variable rate demand notes are valued at amortized cost, which approximates market value.

                      c) Federal Income Taxes
                      The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes. Therefore, no federal income tax provision is required. Accounting principles generally accepted in the United States require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

                      d) Use of Estimates
                      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and use assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                      e) Other
                      Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security.

3. AGREEMENTS         The  Trust  has  an  Investment  Advisory Agreement (the
                      "Agreement") with the Advisor, with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.25% of the Fund's average daily net assets.

                      The Advisor has agreed to waive its management fee and/or reimburse the Fund's other expenses to the extent necessary to ensure that the Fund's total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities and extraordinary items) do not exceed 2.00% of its average daily net assets until at least September 29, 2001. Accordingly, for the period November 7, 2000 to December 31, 2000, the Advisor waived advisory fees and reimbursed other Fund expenses in the amount of $24,341. In addition, during the period prior to commencement of Fund operations, the Advisor reimbursed the Fund for organizational expenses of $80,743. After September 29, 2001, the Advisor may terminate or revise the total annual operating expense limitations at any time. Any waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 2.00%, provided, however, that the Advisor shall only be entitled to recoup such amounts for an initial period of five years [subsequently for a period of three years] from the date such amount was waived or reimbursed.

4. DISTRIBUTION       The Trust, on behalf of the Fund, has adopted a
   PLAN               distribution plan pursuant to Rule 12b-1 under the 1940
                      Act (the "12b-1 Plan"), which provides that the Fund may reimburse the Fund's Advisor or others at an annual rate of up to 0.25% of the average daily net assets attributable to its shares. Payments under the 12b-1
                      Plan shall be used to compensate or reimburse the Fund's distributor or others for services provided and expenses incurred in connection with shareholder servicing and/or the sale of shares and are tied to the amounts of actual expenses incurred.

5.  INVESTMENT        The aggregate purchases and sales of securities, excluding
    TRANSACTIONS      short-term  investments, by the Fund for the period of
                      November 7, 2000, through December 31, 2000, were as follows:

             Purchases                                   Sales
-------------------------------------    ---------------------------------------
 U.S. Government         Other            U.S. Government          Other
 ---------------        ---------         ---------------         ---------
       $0             $7,393,952                 $0               $447,430

At December 31, 2000, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Appreciation                                                          $ 274,546
(Depreciation)                                                      (1,092,478)
                                                             -      -----------
Net unrealized depreciation of investments                          $ (817,932)
                                                                    ===========

At December 31, 2000, the cost of investments for tax purposes was $7,215,322.

                                                        November 7, 2000 through
                                                           December 31, 2000
6. SHARES OF
BENEFICIAL            Shares sold                                      736,301
INTEREST              Shares redeemed                                   (1,114)
                                                                       --------
                      Net increase in shares                           735,187
                      Shares outstanding:
                      Beginning of period                               10,000
                                                                       --------
                      End of period                                    745,187
                                                                       ========


                                     ADVISOR
                      Kit Cole Investment Advisory Services
                           851 Irwin Street, Suite 301
                              San Rafael, CA 94901

                                   DISTRIBUTOR
                            Quasar Distributors, LLC
                        615 E. Michigan Street, Suite 200
                               Milwaukee, WI 53202

                                    CUSTODIAN
                               Firstar Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202

                      FUND ADMINISTRATION, FUND ACCOUNTING,
                      TRANSFER AGENT, DIVIDEND PAYING AGENT
                        Firstar Mutual Fund Services, LLC
                             615 E. Michigan Street
                               Milwaukee, WI 53202


                         INDEPENDENT PUBLIC ACCOUNTANTS
                              Arthur Andersen, LLP
                             100 E. Wisconsin Avenue
                               Milwaukee, WI 53202



                                  LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                              345 California Street
                             San Francisco, CA 94104